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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-4/A of Team America, Inc. of our report dated April 8, 2003 relating to the financial statements which appears in Vsource, Inc.'s Form 10-K for the year ended January 31, 2003. We also consent to the references to us under the headings "Experts" in such Registration Statement.

                                          /S/  PRICEWATERHOUSECOOPERS

Hong Kong
August 21, 2003